EXHIBIT 99.1



                         PREMIER NURSING PRODUCTS CORP.



                             SUBSCRIPTION DOCUMENTS

                         PREMIER NURSING PRODUCTS CORP.


                      Subscription Documents and Procedure
                      ------------------------------------


         Each prospective investor for the Shares of Premier Nursing Products Corp. is required to complete, execute and return to the Company the following documents:

         SUBSCRIPTION AGREEMENT: Please complete all the open lines, date and sign on page 10 or 11, as applicable.

         PURCHASER QUESTIONNAIRE: Please complete, date and sign the Purchaser Questionnaire on page 15. All items on the Questionnaire must be completed.

         ACCREDITED INVESTOR CERTIFICATION: Please complete the Accredited Investor Certification, as appropriate, and sign the Certification on page 17 as well.

         Return the completed documents, to:

                          Premier Nursing Products Corp.
                          Attention: Sheldon R. Rose
                          8990 Wembley Court
                          Sarasota, FL 34238

Deliver the purchase price for the securities being purchased, at the rate of $0.01 per Share in increments of $500 TO THE ABOVE ADDRESS ALONG WITH THE COMPLETED SUBSCRIPTION DOCUMENTS.

                             SUBSCRIPTION AGREEMENT
                             ----------------------

Premier Nursing Products Corp.
8990 Wembley Court
Sarasota, FL 34238

Ladies and Gentlemen:

         The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for the number of shares of common stock of Premier Nursing Products Corp. (the "Company") set forth on the signature page to this Agreement.

         The Company is offering a total of up to 3,000,000 shares of common stock ("Shares"). The Shares are being offered at $0.01 per Share, for an aggregate purchase price of up to $30,000. The offering is being conducted on a "best efforts" basis by the Company, and completion of the offering is not subject to the purchase of a minimum number of Shares. All funds will be deposited directly in the treasury of the Company. The Shares are sometime hereinafter referred to as the "Securities". Subscriptions will be accepted only in increments for $500 for 50,000 shares.

         This offering is being conducted in the United States pursuant to the exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the rules and regulations thereunder, including Regulation D. Sales made outside of the United States to persons who are not "U.
S. Persons" (within the meaning of Section 902 of the Act) may also be made pursuant to the exemption from registration provided under Section 4(2) of the Act, including Regulation S thereunder, and the interpretations of the Securities and Exchange Commission for extraterritorial transactions. The Company will not pay any fees or commissions for the sale of the shares.

         1. Subscription.

         Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase the number of Shares set forth on the signature page of this Agreement, for an aggregate purchase price equal to $0.01 times the number of Shares being subscribed for (the "Purchase Price").

         The Securities shall be paid for by the delivery of the Purchase Price by personal or corporate check which is being delivered contemporaneously herewith.

         2. Conditions to Offer.

         The offering is made subject to the following conditions: (A) you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; (B) this offer shall not be deemed accepted by you unless and until you have so signified on the signature page to this Agreement and the Purchase Price has been received in cleared United States dollars and (C) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

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

         The offering period shall begin on _______________ and terminate on _______________, although the Company, in its sole discretion, may extend the termination date to not later than _______________. If less than the total number of Securities offered hereby are sold, the Company, in its sole discretion, may use all proceeds received and not return any subscriptions it has accepted from investors subject to the conditions described hereafter. The Company also reserves the right to undertake separate additional offerings on the same or varying offering terms.

         Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

         3. Representations and Warranties of the Undersigned.

         The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

                  (A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

                  (B) The undersigned is an Accredited Investor as that term is defined in Regulation D promulgated under the Act. In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. Alternatively, the undersigned will satisfy the criteria of the Company that the undersigned is otherwise a qualified investor based upon qualifications, background, sophistication and experience in offerings such as this.

                  (C) The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice except as contained herein.

                  (D) The undersigned has not authorized any person or institution to act as Purchaser Representative for the undersigned (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters to be capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers, as the undersigned has deemed appropriate to assist the undersigned in evaluating the proposed investment in the Company.

                  The undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies and has no need for liquidity of this investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time; and (b) to sustain a complete loss of the entire amount of the purchase price for the Securities; and (iii) has not made an overall commitment to investments which are not readily marketable, which is disproportionate so as to cause such overall commitment to become excessive.

                  The undersigned has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company acting on its behalf

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

         concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and the undersigned has received satisfactory answers to all such questions to the extent deemed appropriate in order to evaluate the merits and risks of an investment in the Company.

                  (E) The undersigned acknowledges that the Shares of common stock issuable have been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering and, except as otherwise specifically set forth herein, the Company has not undertaken to register any of such securities under Federal or State law. Further understands that the undersigned is purchasing all such securities without being furnished any prospectus setting forth all of the information that may be required to be furnished under the Act if a prospectus were required to be delivered.

                  (F) The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

                  (G) The Securities are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution except as may be permitted by federal and state securities laws. By such representation, the undersigned means that no other person has a beneficial interest in the Securities, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Securities except in compliance with the provisions of the Act and applicable state securities laws, and understands that the Securities are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

                  (H) The undersigned agrees not to sell, transfer, pledge or otherwise dispose of or encumber the Securities except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

                  (I) The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the Securities in compliance with the Act or state securities laws:

                  "These securities have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred-or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act and any applicable state securities laws is available."

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

         The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (I) inclusive of this
Section 3 are true as of the date hereof and shall survive such date.

         4. Indemnification.

         The undersigned understands that the Securities are being offered without registration under the Act and in reliance upon the exemption for transactions by an issuer not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Securities and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

         5. No Waiver.

         Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby, or in any manner, waive any rights granted to him under federal or state securities laws.

         6. Revocation.

         The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and this Subscription Agreement shall survive the death or disability of the undersigned.

         7. Termination of Subscription Agreement.

         If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

         8. Risks of New Business.

         The undersigned has been advised that the Company's business is subject to a high degree of risk and there is no assurance that the Company will succeed, become profitable or that investors in the Company will receive a return on all of any part of their investment. THIS IS A HIGHLY SPECULATIVE INVESTMENT THAT SHOULD NOT BE MADE BY ANYONE WHO CANNOT AFFFORD TO SUSTAIN A LOSS OF ITS ENTIRE INVESTMENT. Among the risks attendant to an investment in the Company are those identified on Exhibit A to this Subscription Agreement, which are incorporated by reference herein, and the information contained in the Company's public filings (viewable at www.sec.gov) is incorporated herein by reference.

         9. Registration Rights.

         (A) In the event that the Company files a new registration statement, after the closing date of this offering, under the Act (other than on Form S-4, S-8 or successor forms) by which it seeks to register shares of its common stock on its behalf or on behalf of its shareholders, the Company agrees to include the Shares in such registration statement so as to enable the undersigned to publicly resell the Shares.

         (B) The Company shall pay all of the costs and expenses of preparing and filing the registration statement contemplated by subparagraph (A) of this
Section 9; provided, however, that the undersigned shall pay all commissions attributable to the registration and sale of the Shares registered on behalf of the undersigned, and the undersigned shall be responsible for the payment of all fees and expenses of any professional advisors engaged by the undersigned in connection with the registration and sale of such Shares. (C) The registration obligations contained in this Section shall apply only to the extent that the undersigned provides all information reasonably requested by the Company in order to comply with its obligations under the Act and other applicable laws, rules and regulations.

         (D) The registration obligations contained in this Section shall terminate as to any Shares at such time as such Shares may be resold under the provisions of Rule 144 under the Act.

         10. Miscellaneous.

         (A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at his address set forth below and to the Company.

         (B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         (C) The provisions of this Subscription Agreement shall survive the execution thereof.

         (D) This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. The parties further: (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within Hillsborough County, Florida (ii) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the in personal jurisdiction of any Federal or State court of competent jurisdiction within Hillsborough County, Florida in any such suit, action or proceeding. The parties each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within Hillsborough County, Florida, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

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

         11. Certification.

         The undersigned has read this entire Subscription Agreement and certifies that every statement on the part of the undersigned is true and complete.

         12. Specific State Legends.

         FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN MAY HAVE THE RIGHT, TO THE EXTENT PROVIDED IN
SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID. SUCH RIGHT OF WITHDRAWAL MAY BE EXERCISED PRIOR TO THE EXPIRATION OF THREE BUSINESS DAYS AFTER THE LATER TO OCCUR OF (A) PAYMENT OF THE PURCHASE HAS BEEN MADE TO THE COMPANY, ITS AGENT OR AN ESCROW AGENT OR (B) COMMUNICATION OF THE RIGHT OF WITHDRAWAL TO THE FLORIDA RESIDENT. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH HEREIN INDICATING HIS INTENTION TO WITHDRAW.

         SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

         FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                    [SIGNATURE PAGE FOR INDIVIDUAL INVESTORS]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his or her signature has been subscribed and sworn to below.


Number of Shares:          _____________________

Purchase Price:            $____________________

         _______________________________________
         Print Name of Investor

         _______________________________________
         Signature of Investor

         _______________________________________
         Address

         _______________________________________


         _______________________________________


         _______________________________________
         Social Security Number

         _______________________________________
         Print Name of Joint Investor

         _______________________________________
         Signature of Joint Investor


         Shares to be Registered as Follows:

         _______________________________________


________________________________________________________________________________


Accepted as of the ______ day of _______________, 2007


PREMIER NURSING PRODUCTS CORP.


By:      _____________________________
         Sheldon R. Rose, President

                 [SIGNATURE PAGE FOR CORPORATIONS, PARTNERSHIPS,
                       TRUST AND OTHER BUSINESS ENTITIES]

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.


Number of Shares:          _____________________

Purchase Price:            $____________________

         _______________________________________
         Print Name of Investor Entity

         _______________________________________
         Print Name and Title of Authorized Signatory

         _______________________________________
         Signature of Authorized Signatory

         _______________________________________
         Tax I.D. Number of Investor Entity

         _______________________________________
         Address

         _______________________________________


         Shares  to be Registered as Follows:

         _______________________________________


________________________________________________________________________________


Accepted as of the ______ day of _______________, 2007


PREMIER NURSING PRODUCTS CORP.


By:      _____________________________
         Sheldon R. Rose, President

PURCHASER QUESTIONNAIRE

Gentlemen:

         The information contained herein is being furnished to Premier Nursing Products Corp. (the "Company") in order that it may determine whether to accept a subscription offer for Securities made by me. I understand that the information is needed for the Company to determine whether you have reasonable grounds to believe that I am an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act, or am otherwise qualified to make an investment in the Company in accordance with the investment standards established by the Company, and that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the proposed investment in the Company. I understand that (a) you will rely on the information contained herein for purposes of such determination, (b) the Securities will not be registered under the Act in reliance upon the exemptions from registration afforded under the Act, (c) the Securities will not be registered under the securities laws of any state in reliance upon similar exemptions, and (d) this questionnaire is not an offer to purchase the Securities in any case where such offer would not be legally permitted.

         Information contained in this questionnaire will be kept confidential by the Company and its agents, employees or representatives. I understand, however, that the Company may have the need to present it to such parties as it deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

         In accordance with the foregoing, the following representations and information are hereby made and furnished:

         Please answer all questions. If the answer is "none" or "not applicable," please so state.

         INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1.       Name:                                            Age: _________________

         Social Security Number: _____________________    No. of Dependents: ___

         Marital Status: _____________________________    Citizenship: _________

         Residence Address and Telephone Number: _______________________________

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

2.       State/Jurisdiction in which you:

                  Are licensed to drive? _______________________________________

                  Are registered to vote? ______________________________________

                  File income tax returns? _____________________________________

                  Employer and Position? _______________________________________

3.       Business Address and Telephone Number: ________________________________

         _______________________________________________________________________

         _______________________________________________________________________

4. Business or professional education and the degrees received are as follows:

         School                         Degree                     Year Received
         ------                         ------                     -------------

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

5.       (a) Individual income during 2005:         _____ $ 50,000 - $100,000
             (exclusive of spouse's                 _____ $100,000 - $200,000
             income)                                _____ over $200,000

         (b) Individual income during 2006:         _____ $ 50,000 - $100,000
             (exclusive of spouse's                 _____ $100,000 - $200,000
             income)                                _____ over $200,000

         (c) Estimated income during 2007           _____ $ 50,000 - $100,000
             (exclusive of spouse's                 _____ $100,000 - $200,000
             income)                                _____ over $200,000

         (d) Joint income, with spouse,             _____ $100,000 - $300,000
             during 2005 over                       _____ $300,000

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

         (e) Joint income, with spouse,             _____ $100,000 - $300,000
             during 2006                            _____ over $300,000

         (f) Estimated joint income,                _____ $100,000 - $300,000
             with spouse, for 2007                  _____ over $300,000

6.       Estimated net worth                        _____ under $1,000,000
         (may include joint net                     _____ over $1,000,000
         worth with spouse)

         The term "net worth" means the excess of total assets over liabilities. In computing net worth, the principal residence of the investor must be valued at cost, including costs of improvements, or at recently appraised value by an institutional lender making a secured loan.

7.       Total assets if a corporation              _____ under $5,000,000
         or other entity:                           _____ over $5,000,000

8. Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition? Yes No If yes, please provide details:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

9. I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations: Yes ___ No___

10. I understand the full nature and risk of an investment in the Securities, and I can afford the complete loss of my entire investment. Yes ___ No ___

11. I am able to bear the economic risk of an investment in the Securities for an indefinite period of time and understand that an investment in the Securities is illiquid. Yes ___ No ___

12. I further understand that should I exercise my right to acquire the Securities, I will be required to agree not to dispose of the Securities or the underlying securities except in compliance with Rule 144 under the Act or any other conditions contained in the accompanying Subscription Agreement. Yes ___ No ___

13. Have you participated in other private placements of securities? Yes ___ No ___.

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

         I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions, and I represent and warrant to the Company as follows:

         (i) The answers to the above questions are complete and correct and may be relied upon by the Company whether the offering in which I propose to participate is exempt from registration under the Act and the securities laws of certain states;

         (ii) I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and

         (iii) I have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment; I am able to bear the economic risk of the investment and currently could afford a complete loss of such investment.

         IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this _________ day of ___________, 2007, and declare that it is truthful and correct to the best of my knowledge.


_________________________________
Signature of Prospective Investor


_________________________________
Signature of Prospective Investor


_________________________________
Company or Entity Name


By: _____________________________


Title: __________________________

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

                        ACCREDITED INVESTOR CERTIFICATION

Premier Nursing Products Corp.
8990 Wembley Court
Sarasota, FL 34238

         Re:      Subscription for Securities

Gentlemen:

         In order to induce you to accept the subscription of Subscriber to purchase Securities of Premier Nursing Products Corp., Subscriber hereby represents to you that Subscriber is an "accredited investor" within the meaning of Rule 501(a) of Regulation D, because Subscriber is one or more of the following (please initial each category which applies):

________ (i) an individual having a net worth with spouse (including principal residence, furnishings and automobile) at the time of purchase, individually or jointly, in excess of $1,000,000;

________ (ii) an individual whose individual income was in excess of $200,000 in each of the two most recent years, or whose joint income with spouse was in excess of $300,000 in each of those years, and who reasonably expects his individual or joint income with such investor's spouse to reach the same levels in the current year;

________ (iii) a corporation, partnership, Massachusetts or similar business trust or organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000;

________ (iv) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended, or a savings and loan association or other institution defined in Section 3(a)(5)(a) of such Act whether acting in its individual or fiduciary capacity;

________ (v) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

________ (vi) an insurance company as defined in Section 2(13) of the Securities Act of 1933, as amended;

________ (vii) an investment company registered under the Investment Company Act of 1940, or a business development company as defined in Section 2(a)(48) of that Act;

________ (viii) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

________ (ix) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

________ (x) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

________ (xi) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;

________ (xii) an employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000;

________ (xiii) a self-directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons that are accredited investors within the meaning of Rule 501(a) of Regulation D;

________ (xiv) a director or officer of Premier Nursing Products Corp.;

________ (xv) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

________ (xvi) an entity all of the equity owners of which are accredited investors.

                                        _____________________________________
                                        Signature (Individual or Entity)*


                                        _____________________________________
                                        Title (If Signed on Behalf of Entity)


                                        _____________________________________
                                        Print Name


                                        _____________________________________
                                        Date


__________________
o Signature must match signature on Subscription Agreement.

                                       16